               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Valerie Seasholtz

does hereby authorize Richard J. Wirth, Sarah M. Patterson, and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Valerie Seasholtz                                 Dated as of March 9, 2011
       ----------------------------------------------------
       Valerie Seasholtz

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of March 9, 2011
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Allen R. Freedman

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Allen R. Freedman                                 Dated as of October 1, 2006
       ----------------------------------------------------
       Allen R. Freedman

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Melissa J. T. Hall

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Melissa J. T. Hall                                Dated as of October 1, 2006
       ----------------------------------------------------
       Melissa J. T. Hall

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Terry J. Kryshak

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Terry J. Kryshak                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Terry J. Kryshak

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               H. Carroll Mackin

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ H. Carroll Mackin                                 Dated as of October 1, 2006
       ----------------------------------------------------
       H. Carroll Mackin

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                Tamrha Mangelsen

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Tamrha Mangelsen                                  Dated as of March 24, 2008
       ----------------------------------------------------
       Tamrha Mangelsen

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of March 24, 2008
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Esther L. Nelson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Esther L. Nelson                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Esther L. Nelson

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                John S. Roberts

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ John S. Roberts                                   Dated as of April 19, 2010
       ----------------------------------------------------
       John S. Roberts

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of April 19, 2010
Filed on Form S-1
File Numbers:

333-166472
333-166461

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                Paula M. SeGuin

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Paula M. SeGuin                                   Dated as of March 24, 2008
       ----------------------------------------------------
       Paula M. SeGuin

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of March 24, 2008
Filed on Form S-1
File Numbers:

333-166472
333-166461